THE PRUDENTIAL SERIES FUND, INC.
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SP JENNISON INTERNATIONAL GROWTH PORTFOLIO                       PROSPECTUS

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO                   AUGUST 11, 2000





































AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


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TABLE OF CONTENTS

      1      RISK/RETURN SUMMARY

      1      Investment Objectives and Principal Strategies
      2      Principal Risks
      4      Evaluating Performance

      4      HOW THE PORTFOLIOS INVEST

      4      Investment Objectives and Policies
      4      SP Jennison International Growth Portfolio
      6      SP Strategic Partners Focused Growth Portfolio

      9      OTHER INVESTMENTS AND STRATEGIES

      9      ADRs
      9      Convertible Debt and Convertible Preferred Stock
      9      Derivatives
      9      Dollar Rolls
      9      Forward Foreign Currency Exchange Contracts
     10      Futures
     10      Interest Rate Swaps
     10      Joint Repurchase Account
     10      Loan Participations
     10      Mortgage-related Securities
     10      Options
     11      Real Estate Investment Trusts
     11      Repurchase Agreements
     11      Reverse Repurchase Agreements
     11      Short Sales
     11      Short Sales Against-the-Box
     11      When-issued and Delayed Delivery Securities

     11      HOW THE FUND IS MANAGED

     11      Board of Directors
     11      Investment Manager
     12      Investment Sub-Advisers
     12      Portfolio Managers

     12      HOW TO BUY AND SELL SHARES OF THE FUND

     13      Net Asset Value
     14      Distributor

     14      OTHER INFORMATION

     14      Federal Income Taxes
     14      European Monetary Union
     14      Monitoring for Possible Conflicts

(For more information--see back cover)


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RISK/RETURN SUMMARY

This prospectus provides information about THE PRUDENTIAL SERIES FUND, INC. (the
Fund), which consists of thirty-seven separate portfolios (each, a Portfolio). Only the SP Jennison International Growth Portfolio and the SP Strategic Partners Focused Growth Portfolio are offered through this Prospectus.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America (Prudential) and affiliates as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Class II shares of each Portfolio discussed in this prospectus are available under the variable contracts issued by Allianz Life and its affiliates.

This section highlights key information about each Portfolio available under the Allianz variable annuity. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI). Any percentage limitations on Portfolio investments are generally applied at the time of purchase.


INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the available Portfolios. We describe the terms "company risk," "credit risk," "derivatives risk," "foreign investment risk," "interest rate risk," "leveraging risk," "liquidity risk," "management risk," and "market risk," in the section on Principal Risks, on page 4. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success.

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SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
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The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. The
Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. Loss of money is a risk of investing in this Portfolio. This Portfolio is advised by Jennison Associates LLC.

     PRINCIPAL RISKS:
     O   COMPANY RISK
     O   CREDIT RISK
     O   DERIVATIVES RISK
     O   FOREIGN INVESTMENT RISK
     O   INTEREST RATE RISK
     O   MARKET RISK

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SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
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The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. This means the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest more than 5% of its assets in the securities of any one issuer. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related


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securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. Loss of money is a risk of investing in this Portfolio. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

     PRINCIPAL RISKS:
     O COMPANY RISK
     O DERIVATIVES RISK
     O FOREIGN INVESTMENT RISK
     O LEVERAGING RISK
     O LIQUIDITY RISK
     O MANAGEMENT RISK
     O MARKET RISK


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

     COMPANY RISK. The price of the stock or debt security of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     CREDIT RISK. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt - also known as "high-yield bonds" and "junk bonds" - have a higher risk of default and tend to be less liquid than higher-rated securities.

     DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

     FOREIGN INVESTMENT RISK. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk is comprised of the specific risks described below.

     CURRENCY RISK. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.


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     EMERGING MARKET RISK. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

     FOREIGN MARKET RISK. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

     INFORMATION RISK. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

     LIQUIDITY RISK. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

     POLITICAL DEVELOPMENTS. Political developments may adversely affect the value of a Portfolio's foreign securities.

     POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and have imposed high taxes on corporate profits.

     REGULATORY RISK. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

     INTEREST RATE RISK. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

     LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

     LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     MANAGEMENT RISK. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.


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     MARKET RISK. Common stocks and fixed income securities are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.


EVALUATING PERFORMANCE

The SP Jennison International Growth Portfolio and SP Strategic Partners Focused Growth Portfolio are newly-created, and therefore do not have any performance history.

HOW THE PORTFOLIOS INVEST

INVESTMENT OBJECTIVES AND POLICIES

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled OTHER INVESTMENTS AND STRATEGIES. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success. The Fund's Board of Directors can change a Portfolio's investment policy if that policy is not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
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The investment objective of the Portfolio is to SEEK LONG-TERM GROWTH OF
CAPITAL. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies.

-----------------------------------     This means the Portfolio seeks
A FOREIGN STOCK GROWTH PORTFOLIO        investments--primarily the common stock
The Portfolio seeks long-term           of foreign companies--that will increase
growth by investing in the common       in value over a period of years. A
stock of foreign companies. The         company is considered to be a foreign
Portfolio generally invests in          company if it satisfies at least one of
about 60 securities of issuers          the following criteria: its securities
located in at least five different      are traded principally on stock
foreign countries.                      exchanges in one or more foreign
-----------------------------------     countries; it derives 50% or more of its
                                        total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock,


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rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in AMERICAN DEPOSITORY RECEIPTS (ADRS). We consider ADRs to be equity-related securities.

HOW THE PORTFOLIO INVESTS

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, they look at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.


OTHER INVESTMENTS AND STRATEGIES


MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS

Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and principal. Typically, FIXED-INCOME securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. The Portfolio may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.

Generally, the Portfolio will purchase only "Investment-Grade" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.


TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the Portfolio's assets when global or international markets are unstable. When the Portfolio is temporarily invested in equity-related securities of U.S. companies, the Portfolio may achieve capital appreciation, although not through investment in foreign companies.


REPURCHASE AGREEMENTS

The Portfolio may also use REPURCHASE AGREEMENTS.


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DERIVATIVE STRATEGIES

The Portfolio may use a number of alternative derivative strategies--including derivatives--to try to improve its returns or protect its assets, although the Portfolio cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

OPTIONS

The Portfolio may purchase and sell put and call OPTIONS on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market.

FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS. The Portfolio may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Portfolio also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.


OTHER STRATEGIES

The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 33-1/3% of the value of its total assets); lends its securities to others (as an operating policy, which may be changed without stockholder approval, the Portfolio will not lend more than 30% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days).

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SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
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     In pursuing its objective of LONG-TERM GROWTH OF CAPITAL, the Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential.

-----------------------------------     The Portfolio's strategy is to combine
A GROWTH STOCK PORTFOLIO                the efforts of two investment advisers
The Portfolio normally invests at       and to invest in the favorite stock
least 65% of its total assets in        selection ideas of three portfolio
the equity-related securities of        managers (two of whom invest as a team).
U.S. companies that are believed        Each investment adviser to the Portfolio
to have strong capital appreciation     utilizes a growth style to select
potential. The Portfolio is managed     approximately 20 securities. The
according to a growth inestment         portfolio managers build a portfolio
style.                                  with stocks in which they have the
-----------------------------------     highest confidence and may invest more
                                        than 5% of the Portfolio's assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is nondiversified, meaning it can invest more than 5% of its assets in the securities of any one issuer. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.


WE'RE GROWTH INVESTORS

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.


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In addition to common stocks in which the Portfolio primarily invests, equity-related securities include nonconvertible preferred stocks; CONVERTIBLE SECURITIES; American Depository Receipts (ADRS); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITS); and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that can be converted into the company's common stock or some other equity security.

The Portfolio may buy common stocks of companies of every size--small-, medium-and large-capitalization-- although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.


DIVISION OF ASSETS

STRATEGY. Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.


OUR GROWTH STYLE

Alliance Capital Management's portfolio manager, Alfred Harrison, utilizes the fundamental analysis and research of Alliance's large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates' portfolio managers, Spiros Segalas and Kathleen McCarragher, invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

RISKS. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. PIFM will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio's federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.


OTHER INVESTMENTS AND STRATEGIES

In addition to its principal strategies, the Portfolio also uses the following investment strategies to try to increase its returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES

The Portfolio may invest up to 20% of its total assets in FOREIGN SECURITIES, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

MONEY MARKET INSTRUMENTS

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity-related securities.


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REPURCHASE AGREEMENTS

The Portfolio may use REPURCHASE AGREEMENTS.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.


OPTIONS ON SECURITIES INDEXES.

The Portfolio may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

U.S. GOVERNMENT SECURITIES

The Portfolio may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

OPTIONS ON FUTURES CONTRACTS

The Portfolio will also enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Portfolio may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS THEREON

The Portfolio may buy and sell futures contracts on foreign currencies and purchase and write options thereon.

SHORT SALES

The Portfolio may use SHORT SALES.


DERIVATIVE STRATEGIES

The Portfolio may use various DERIVATIVE STRATEGIES to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.


ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Portfolio can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.


                                      * * *


OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, certain Portfolios may use the following investment strategies to increase return or protect assets if market conditions warrant.

ADRS--are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

CONVERTIBLE DEBT AND CONVERTIBLE PREFERRED STOCK--A convertible security is a security--for example, a bond or preferred stock--that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer--through their conversion mechanism--the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

DERIVATIVES--A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

DOLLAR ROLLS--Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar--but not necessarily the same--security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

FUTURES--A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

INTEREST RATE SWAPS--In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

JOINT REPURCHASE ACCOUNT--In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

LOAN PARTICIPATIONS--In loan participations, the Portfolio will have a contractual relationship with the lender but not with the borrower. This means the Portfolio will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, the Portfolio may be treated as a general creditor and will not benefit from any set-off between the lender and the borrower.

MORTGAGE-RELATED SECURITIES are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

OPTIONS--A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)--A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages.

Some REITs invest in both types of interests.

REPURCHASE AGREEMENTS--In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

REVERSE REPURCHASE AGREEMENTS--In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

SHORT SALES--In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

SHORT SALES AGAINST-THE-BOX--A short sale against-the-box means the Portfolio owns securities identical to those sold short.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.


                                      * * *


HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Board of Directors oversees the actions of the investment manager and the sub-advisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

INVESTMENT MANAGER

Prudential Investments Fund Management LLC (PIFM) serves as overall investment manager for all of the "SP" Portfolios. Prudential Investments Fund Management LLC, located at 100 Mulberry Street, Newark, NJ is the investment adviser to the SP Jennison International Growth Portfolio and SP Strategic Partners Focused Growth Portfolio.

PIFM is responsible for selecting and monitoring one or more sub-advisors to handle the day-to-day investment management of the Portfolio. For Portfolios with more than one sub-adviser, PIFM is responsible for allocating assets among the sub-advisers. PIFM, not the Portfolios, pay the fees of the sub-advisers. Pursuant to an order issued by the SEC, each of these Portfolios may add or change sub-advisers, or change the agreement with its sub-advisers, if PIFM and the Board of Directors concludes that doing so is in the best interests of contract owners investing in the Portfolio. The Portfolios can make these changes without contract owner approval, but will notify contract owners investing in the Portfolio of any such changes.

The following chart lists the total annualized investment advisory fees to be paid in 2000 with respect to each of the Fund's Portfolios offered through this prospectus.

--------------------------------------------------------------------------------
                                                     TOTAL  ADVISORY  FEES  AS %
  PORTFOLIO                                             OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------

  SP Jennison International Growth Portfolio                     0.85
  SP Strategic Partners Focused Growth Portfolio                 0.90



INVESTMENT SUB-ADVISERS

JENNISON ASSOCIATES LLC, a Prudential subsidiary, serves as subadviser to the SP Jennison International Growth Portfolio and the SP Strategic Partners Focused Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY, and as of December 31, 1999, it had over $59 billion of assets under management.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

We set out below descriptions of the portfolio managers and for certain Portfolios, the past performance of a similarly-managed mutual fund. THOSE PERFORMANCE FIGURES DO NOT REFLECT VARIABLE INSURANCE CONTRACT FEES WHICH, IF DEDUCTED, WOULD REDUCE PERFORMANCE. MOREOVER, AS DISCLOSED IN THE PROSPECTUS FOR YOUR VARIABLE INSURANCE CONTRACT, THE SP PORTFOLIOS OF THE FUND ARE SUBJECT TO EXPENSE LIMITATIONS WHICH, IF TERMINATED, WOULD INCREASE EXPENSES AND BE A FACTOR IN LOWERING PERFORMANCE.

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

The Portfolio is co-managed by Howard Moss and Blair Boyer. Mr. Moss and Mr. Boyer have worked together managing international equity portfolios since 1989. Howard Moss has been an Executive Vice President and Director of Jennison since 1993. Mr. Moss has been in the investment business for 30 years. Mr. Moss received a B.A. from the University of Liverpool. Blair Boyer is an Executive Vice President and Director of Jennison and has been with Jennison since 1993. Mr. Boyer received a B.A. from Bucknell University and an M.B.A. from New York University.

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

Alfred Harrison is portfolio manager for the portion of the Portfolio's assets advised by Alliance. Mr. Harrison joined Alliance in 1978 and is manager of the firm's Minneapolis office. He is Vice Chairman of Alliance Capital Management Corporation.

Spiros Segalas and Kathleen McCarragher are co-portfolio managers for the portion of the Portfolio's assets advised by Jennison. Mr. Segalas is a founding member and President, Director, and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Segalas received a B.A. from Princeton University and is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison in 1998 after a 17 year investment career, including positions with Weiss, Peck & Greer and State Street Research and Management Company where she was a member of the Investment Committee. She received B.B.A. from the University of Wisconsin and an M.B.A. from Harvard Business School.


HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio - Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. This prospectus covers only Class II shares, which are available under variable contracts issued by Allianz Life and its affiliates.

Together with this prospectus, you should have received a prospectus for the variable contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

NET ASSET VALUE

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined once a day--at 4:00 p.m. New York time--on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Portfolios' NAVs will be calculated some time between the closing time and 4:00 p.m. on that day.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

SHORT-TERM DEBT SECURITIES generally are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

CONVERTIBLE DEBT SECURITIES that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PIFM or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

OTHER DEBT SECURITIES--those that are not valued on an amortized cost basis--are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

FORWARD CURRENCY EXCHANGE CONTRACTS are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

OVER-THE-COUNTER (OTC) OPTIONS are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). The sub-adviser will monitor the market prices of the securities underlying the

OTC options with a view to determining the necessity of obtaining additional bid and asked quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value under the direction of the Fund's Board of Directors.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.


OTHER INFORMATION

FEDERAL INCOME TAXES

If you own or are considering purchasing a Allianz variable annuity contract, you should consult the prospectus for that contract for tax information. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

EUROPEAN MONETARY UNION

On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state. The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

MONITORING FOR POSSIBLE CONFLICTS

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

For More Information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

     Call toll-free (800) 778-2255

     Write to The Prudential Series Fund, Inc.,
     751 BROAD STREET, NEWARK, NJ 07102-3777



You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

(The SEC charges a fee to copy documents.)

IN PERSON:

Public Reference Room
in Washington, DC
(For hours of operation, call 1-202-942-8090)

VIA THE INTERNET:

on the EDGAR Database at
http://www.sec.gov

     SEC File No. 811-03623